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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): March 31, 1998



                              CVS CORPORATION
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          (Exact Name of Registrant as Specified in its Charter)


          Delaware                      1-1011                   05-0494040
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(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)



                One CVS Drive
           Woonsocket, Rhode Island                        02895
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   (Address of Principal Executive Offices)              (Zip Code)


                              (401) 765-1500
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           (Registrant's telephone number, including area code)



       -------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)


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               ITEM 5. Other Events.

               On March 31, 1998, CVS Corporation, a Delaware corporation ("CVS"), completed its acquisition of Arbor Drugs, Inc., a Michigan corporation ("Arbor"), through the merger of Red Acquisition, Inc. ("Red"), a Michigan corporation and a wholly-owned subsidiary of CVS, with Arbor pursuant to the Agreement and Plan of Merger dated as of February 8, 1998, as amended as of March 2, 1998 (the "Merger Agreement"), among CVS, Arbor and Red.

               On March 31, 1998, CVS issued the press release attached hereto as Exhibit 99.1 announcing, among other things, the consummation of the merger. The information contained in the press release is incorporated herein by reference.

               ITEM 7(c).  Exhibits.

               Exhibit 99.1 Press Release dated March 31, 1998.



                                SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CVS CORPORATION


Dated: April 3, 1998          By: /s/ Charles Conaway
                              -------------------------------------
                              Name:  Charles Conaway
                              Title: Chief Financial Officer


                             INDEX TO EXHIBITS


                                                               Sequential
Exhibit No.                     Description                     Page No.
-----------                 -------------------                ----------

Exhibit 99.1        Press Release dated March 31, 1998.